UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund Semi-Annual Report                                        June 30, 2010

Dear Fellow Shareholders,

During the first six months of 2010 our Fund gained 5.2%. We ended the period with net assets of $ 61 million and 42 positions with a weighted average market cap of $400 million. As you can see from the box scores below we did OK relative to the market.

Total Return                        YTD2010       2009           2008          2007           2006

Pinnacle Value Fund                5.2%            12.7%        (16.9)%      15.4%        13.2%

Russell 2000                           (2.0)               27.1            (33.8)         (1.5)           18.4

S&P 500                                 (6.7)%            26.5%         (37.0)%     (5.6)%        15.8%

(All returns include dividend reinvestment. Past performance does not guarantee future results. Returns do not reflect taxes payable on distributions or redemption of shares held in taxable accounts.)

The stock market’s volatility continues. After being up  8.9% in Q1, the Russell 2000 was down 9.9% in Q2 for a six month loss of  2%. The volatility is rooted in several factors. The first is economic uncertainty and lack of investor confidence. Despite signs of improvement, unemployment remains high, home prices remain mostly static and business activity anemic. Both the consumer and industry are de-leveraging and paying off debt which, while positive in the long run, mutes current demand  How sustainable is the recovery once the monetary and fiscal stimulus runs out and what is the impact of long term deficits? Next are growing worries about the sovereign debt crisis and the ability of many governments to live within their means. This has renewed concerns about the soundness of the banking system, social unrest, and the impact on demand for goods and services. Finally, in the last decade or so, epic amounts of computer horsepower became cheap and ubiquitous fostering a proliferation of quantitative investors (quants). The quants try to exploit tiny market inefficiencies over a period of nano seconds using complex algorithms or models. This requires super fast computers and large amounts of low cost capital which is in abundant supply. The result is a market capable of moving 1% per day (or more) as evolving economic news is magnified by the quants. Currently, about 80% of the volume of NYSE listed stocks occurs away from the exchange floor.

Of course, we try to use the volatility to our advantage and are often buying on down market days and selling on up days. Even with the recent market pullback, the Russell 2000 is still up almost double from the lows reached in March 2009. That’s a decent return and one that we don’t view as sustainable.  Stock market valuations generally remain robust as a result of low interest rates and the perceived lack of alternatives.

Year to date results were helped by the positive performance of some of our larger positions including Asta Funding, WHX Corp., PAM Transportation , Hallmark Financial and Hardinge Inc. which received an unsolicited takeover bid. We also took profits on securities that became fully valued or where positive performance caused the stock to become too large a percentage of the portfolio. While we believe in letting our profits run, we recognize that the higher the price, the greater the risk and that an unexpected negative event on a large position can quickly dent performance.  This is especially true where a security is up significantly in a short period of time.

The Whims of Mr. Market

At  volatile times like these, I always try to reread the following description of Mr. Market taken from Janet Lowe’s book “Benjamin Graham On Value Investing”:

“Ben Graham explained that you should imagine market quotations coming from a remarkably accommodating fellow named Mr. Market who is your partner in a private business. Without fail, Mr. Market appears daily and names a price at which he will either buy your interest or sell you his. Even though the business that the two of you own may have economic characteristics that are stable, Mr. Market’s quotations are anything but. For, sad to say, the poor fellow has incurable emotional problems. At times he falls euphoric and can see only the favorable factors affecting the business. When in that mood, he names a high buy-sell price because he fears that you will snap up his interest and rob him of imminent gains. At other times he is depressed and can see nothing but trouble ahead for both the business and the world. On these occasions he will name a very low price, since he is terrified that you will unload your interest on him.

“Mr. Market doesn’t mind being ignored. If his quotation is uninteresting to you today, he will be back with a new one tomorrow. Transactions are strictly at your option. Under these conditions, the more manic-depressive his behavior, the better for you. Mr. Market is there to serve you, not to guide you. It is his pocketbook, not his wisdom that you will find useful. If he shows up some day in a particularly foolish mood, you are free to either ignore him or take advantage of him, but it will be disastrous if you fall under his influence. Indeed, if you aren’t certain that you understand and can value your business far better than Mr. Market, you don’t belong in the game. As they say in poker, `If you’ve been in the game 30 minutes and you don’t know who the patsy is, you’re the patsy`”.

Perhaps a key point to Graham’s metaphor is the importance of patience. Being patient is key to not losing money. Being patient doesn’t mean you won’t lose, we all lose sometimes. But being impatient or somewhat careless in analysis or execution is a almost a guaranteed way to lose money. We continue to seek out well managed companies with solid balance sheets, large insider ownership, viable business plans and historical levels of profitability. Once our analysis is complete we wait for the right price. Sometimes this may take years but generally we almost always have an opportunity at some point.  While we are risk adverse we are not action adverse and won’t hesitate to act at the appropriate moment on either the buy or sell side. The windows of opportunity in today’s market are brief and we’ll try to exploit them to the best of our ability.

By now you should have received your six month statement. As always, should you have any questions or comments about your account or the Fund, don’t hesitate to call or write.

Thank you for your continued support.

John E. Deysher                                                    Pinnacle Value Fund

President & Portfolio Manager                           745 Fifth Ave.- 2400

212-605-7100                                                          New York, NY  10151

TOP 10 POSITIONS                                                                                   % net assets

1.MVC Capital- Business Development Co.                                                        4.6

2. Asta Funding- buys, sells, collects on defaulted account receivables              4.5

3. First Acceptance- non standard auto insurance                                                4.1

4. Wesco Financial- conglomerate                                                                       3.6

5. Hallmark Financial- specialty insurer                                                              3.1

6. Harbinger Group- cash rich shell in search of acquisitions                             2.5

7. Capital Southwest- Business Development Co.                                               2.4

8. Montpelier Re- multinational re-insurer                                                          2.3

9. Flexsteel- furniture for residential & RV markets                                           2.3

10. Hardinge- machine tools                                                                               2.1

                                                                                          Total                        31.5%

YTD TOP 5 WINNERS (realized & unrealized gains)

1. Asta Funding                                                                                          $983,000

2. WHX Corp.                                                                                              833,200

3. Hardinge                                                                                                  682,800

4. PAM Transport                                                                                        561,600

5. Hallmark Financial                                                                                 414,100

                                                                                        Total               $3,474,700

YTD TOP 5 SINNERS (realized & unrealized losses)

1. First Acceptance                                                                                    $323,700

2.  Nu Horizons                                                                                            203,700

3.  Ultrashort long bond ETF                                                                       187,500

4.  Harbinger Group                                                                                     171,700

5.  Wesco Financial                                                                                      136,000

                                                                                      Total                  $1,022,600

SECURITY CLASSIFICATIONS

Government Money Market Fund                                                                      49.0%

Financial Services                                                                                              17.7

Insurance                                                                                                             10.4

Industrial Goods & Services                                                                               7.3

Conglomerates                                                                                                    7.1

Closed End & Exchange Traded Funds                                                              5.8

Consumer Goods & Services                                                                             1.5

Commercial Banks                                                                                             1.2

                                                                                      Total                            100%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			June 30, 2010 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS

Commercial Banks
354,500	Preferred Bank *	2,292,060	740,905	1.21%

Conglomerate
43,677	Lydall Inc.*	94,904	333,692
142,049	Regency Affiliates, Inc. *	750,235	596,606
6,867	Wesco Financial Corp.	2,034,457	2,219,414
277,812	WHX Corp. *	2,270,953	1,183,479
		5,150,548	4,333,192	7.10%

Electronics
203,500	Nu Horizons Electronics Corp. *	261,133	622,710	1.02%

Fabricated Metal Products
153,500	Hardinge, Inc.	615,757	1,307,820
7,500	Keystone Consol Industries, Inc. *	66,584	36,000
		682,341	1,343,820	2.20%

Financial Services
280,867	Asta Funding, Inc.	411,653	2,772,157
330,845	BKF Capital Group, Inc. *	1,200,242	307,686
512,840	Cadus Corp. *	828,076	738,490
16,500	Capital Southwest Corp.	1,332,891	1,450,515
271,570	CoSine Communications, Inc. *	668,134	475,248
117,200	Kent Financial Services, Inc. *	265,452	175,800
218,300	MVC Capital, Inc.	2,298,606	2,820,436
170,650	Novt Corp. *	400,596	501,711
243,556	Harbinger Group, Inc.*	1,579,442	1,529,532
		8,985,092	10,771,574	17.64%

Furniture & Fixtures
121,410	Flexsteel Industries, Inc.	842,058	1,335,510	2.19%

HVAC & Constructon Products
2,200	Continental Materials Corp. *	18,583	25,740	0.04%

Industrial Instruments For Measurement, Display, and Control
50,200	Electronic Sensors, Inc.	199,619	198,290	0.32%

Insurance
1,455,787	First Acceptance Corp. *	4,061,456	2,489,396
192,200	Hallmark Financial Services, Inc. *	1,243,902	1,912,390
24,400	Independence Holding Co.	116,279	145,668
93,100	Montpelier Re Holdings Ltd.	1,233,868	1,389,983
900	Navigators Group, Inc.*	33,483	37,017
25,400	Old Republic International Corp.	199,354	308,102
3,400	Penn Millers*	35,860	44,880
		6,924,202	6,327,436	10.36%

Mailboxes & Lockers
77,200	American Locker Group, Inc. *	459,549	108,080	0.18%

Mobile Homes
50,900	Nobility Homes, Inc. *	393,666	456,064	0.75%

Optical Instruments & Lenses
26,261	Meade Instruments Corp. *	90,592	86,005
102,400	Perceptron, Inc. *	311,513	450,560
		402,105	536,565	0.88%
Security Services
1,627,683	Sielox, Inc. *	554,777	47,203	0.08%

Real Estate Investment Trusts
533	USA Real Estate Investors Trust *	249,424	85,280	0.14%

Trucking
73,753	P.A.M. Transportation Services, Inc. *	308,728	1,108,508	1.82%

Total for Common Stock		$ 27,723,885	$ 28,040,875	45.93%

Closed-End & Exchange Traded Funds
8,100	Central Europe & Russia Fund, Inc. *	98,159	255,393
55,760	Japan Smaller Capitalization Fund, Inc. *	346,121	465,038
39,559	Petroleum & Resources Corp.	698,971	789,993
25,400	ProShares UltraShort Russell 2000*	1,176,266	472,694
23,700	ProShares UltraShort Technology *	1,098,951	604,113
20,700	Singapore Fund, Inc. *	131,128	260,613
19,900	Turkish Investment Fund, Inc. *	87,712	263,078
11,400	Proshares UltraShort Long Bond *	410,746	404,472

Total for Closed-End & Exchange Traded Funds		$ 4,048,054	$ 3,515,395	5.76%

SHORT TERM INVESTMENTS
Money Market Fund
29,929,668	First American Government Obligation Fund Class Z 0.02% **	29,929,668	29,929,668	49.03%

Total for Short Term Investments		$ 29,929,668	$ 29,929,668	49.03%

	Total Investments	$ 61,701,607	$ 61,485,938	100.72%

	Liabilities in excess of other Assets		(436,543)	(0.72)%

	Net Assets		$ 61,049,395	100.00%

* Non-Income producing securities.
** Dividend Yield
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:
Investment Securities at Market Value	$ 61,485,938
(Identified Cost $ 61,701,607)
Cash	1,000
Receivables:
Dividends and Interest	21,095
Securities Sold	84,007
Prepaid Expenses	22,276
Total Assets	61,614,316
Liabilities:
Payable to Advisor	442,606
Securities Purchased	104,955
Accrued Expenses	17,360
Total Liabilities	564,921
Net Assets	$ 61,049,395

Net Assets Consist of:
Paid-In Capital	$ 61,897,615
Accumulated Undistributed Net Investment Loss	(346,160)
Accumulated Realized Loss on Investments - Net	(286,391)
Unrealized Depreciation in Value of Investments Based on Identified Cost - Net	(215,669)
Net Assets	$ 61,049,395
Net Asset Value and Redemption Price
Per Share (61,042,827/4,509,217 shares outstanding) , no par value, unlimited
shares authorized	$ 13.54

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2010 (Unaudited)

Investment Income:
Dividends	$ 103,659
Interest	2,114
Total Investment Income	105,773
Expenses:
Investment Advisor Fees (Note 3)	384,649
Transfer Agent & Fund Accounting Fees	22,811
Insurance Fees	8,666
Custodial Fees	11,362
Audit Fees	7,224
Registration Fees	2,486
Trustee Fees	4,904
Legal Fees	1,979
Miscellaneous Fees	4,177
Printing & Mailing Fees	3,675
Total Expenses	451,933

Net Investment Loss	(346,160)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(45,430)
Change in Unrealized Appreciation on Investments	3,437,121
Net Realized and Unrealized Gain on Investments	3,391,691

Net Increase in Net Assets from Operations	$ 3,045,531

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2010	12/31/2009
From Operations:
Net Investment Income (Loss)	$ (346,160)	$ (241,051)
Net Realized Gain (Loss) on Investments	(45,430)	(160,699)
Net Unrealized Appreciation (Depreciation)	3,437,121	7,894,910
Increase (Decrease) in Net Assets from Operations	3,045,531	7,493,160
From Distributions to Shareholders:
Net Investment Income	0	0
Net Realized Gain from Security Transactions	0	(161,401)
Return of Capital	0	0
	0	(161,401)
From Capital Share Transactions: (a)
Proceeds From Sale of Shares	5,852,336	15,495,270
Shares issued in Reinvestment of Dividends	0	152,301
Cost of Shares Redeemed	(7,825,295)	(20,367,585)
Net Increase from Shareholder Activity	(1,972,959)	(4,720,014)

Net Increase (Decrease) in Net Assets	1,072,572	2,611,745

Net Assets at Beginning of Period	59,976,823	57,365,078
Net Assets at End of Period (b)	$ 61,049,395	$ 59,976,823

Share Transactions:
Issued	433,540	1,299,249
Reinvested	0	12,078
Redeemed	(583,018)	(1,663,039)
Net increase in shares	(149,478)	(351,712)
Shares outstanding beginning of Period	4,658,695	5,010,407
Shares outstanding end of Period	4,509,217	4,658,695

(a) Net of Redemption Fees of $5,968 for June 30, 2010, and $19,865 for December 31, 2009.
(b) Includes undistributed net investment loss of $(346,160) at June 30, 2010 and $0 at December 31, 2009.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/2010		12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value -
Beginning of Period	$ 12.87		$ 11.45	$ 15.57	$ 13.80	$ 13.09
Net Investment Income (Loss) *	(0.08)		(0.05)	0.15	0.23	0.24
Net Gains or Losses on Securities
(realized and unrealized)	0.75		1.50	(2.80)	1.90	1.49
Total from Investment Operations	0.67		1.45	(2.65)	2.13	1.73

Distributions from Net Investment Income	-		-	(0.14)	(0.17)	(0.20)
Distributions from Capital Gains	-		(0.03)	(1.33)	(0.19)	(0.74)
Distributions from Return of Capital	-		-	-	-	(0.08)
	-		(0.03)	(1.47)	(0.36)	(1.02)

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-	-	-	-

Net Asset Value -
End of Period	$ 13.54		$ 12.87	$ 11.45	$ 15.57	$ 13.80

Total Return	5.21%		12.71%	(16.87)%	15.43%	13.23%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 61,049		$ 59,977	$ 57,365	$ 64,209	$ 30,577

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.47%	**	1.46%	1.44%	1.49%	1.62%
Ratio of Net Income (Loss) to Average Net Assets	(1.12)%	**	(0.36)%	1.12%	1.53%	1.64%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.47%	**	1.49%	1.49%	1.49%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(1.12)%	**	(0.39)%	1.06%	1.53%	1.77%

Portfolio Turnover Rate	1.77%		63.55%	66.37%	27.11%	29.44%

* Per share net investment Income (loss) determined on average shares outstanding during year.
** Annualized
(a) Less than $0.01 per share

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                                                                                              JUNE 30, 2010(Unaudited)

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008.  In accordance with FAS 157, “fair value” is defined as the price received upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment.  Various inputs are used in determining the investment values.  FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             JUNE 30, 2010 (Unaudited)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

Valuation Inputs

Investment in Securities

Level 1 – Quoted Prices                                                                                     $61,485,938

Level 2 – Other Significant Observable Inputs

                                  -

Level 3 – Significant Unobservable Inputs                                                                        -

       Total

                 $61,485,938

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). The Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how they affect a fund’s results. For the period ending June 30, 2010, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2010 the Fund invested 49% of net assets in the First American Government Obligations Money Market Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             JUNE 30, 2010 (Unaudited)

capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is  “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on prior years returns or expected to be taken on the Fund’s 2009 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months..

ESTIMATES:

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2010, $5,968 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2010, the Adviser earned $384,649 in fees.  An officer and trustee of the Fund is also an officer and trustee of the Adviser.

Advisory Agreement provides for expense reimbursement from the Adviser, if Fund total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% average daily net assets through June 30, 2010.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.

In 2010, Adviser had no prior year expense waivers or reimbursements to recapture.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             JUNE 30, 2010 (Unaudited)

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2010, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $607,534 and $6,264,659, respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31.

Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses on certain derivative instruments.

The tax character of distributions paid during the six months ended June 30, 2010 and the year ended December 31, 2009 is as follows:

	2010	2009
Net Investment Income	$ 0	$ 0
Long Term Capital Gain	$ 0	$ 161,401

At June 30, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $61,701,607

Gross tax unrealized appreciation                                                                      $ 8,471,611

Gross tax unrealized depreciation                                                                       (8,687,280)

Net tax unrealized depreciation                                                                              (215,669)

Accumulated realized loss on investments –net                                                     (352,728)

Accumulated Loss                                                                                              $  (568,397)

 PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the six months ended June 30, 2010, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             JUNE 30, 2010 (Unaudited)

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and Sept. 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. The Fund’s Forms N-Q are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (55)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund
Principal, Portfolio Manager
Royce & Associates

Independent Trustees
Edward P. Breau, CFA (77)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (54)	Trustee	Unlimited	General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (45)	Trustee	Unlimited	President, Mohawk Asset	Director, Electric
		Since Inception	Management	City Funds

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr, Ste 400,

Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St, Suite 2400, Philadelphia PA 19103

Board Approval of Investment Advisory Agreement

The investment advisory agreement (“Agreement”)  between the Trust and Bertolet Capital LLC (“Adviser”) was last renewed by the Board at a meeting in February, 2010. On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Adviser’s deep value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Adviser’s Form ADV (policies/

operations), staffing levels, research capability and overall reputation. The Board noted that Adviser has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Adviser’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Adviser.

Investment Performance. The Board reviewed Fund returns since inception and for the year end Dec. 31, 2009. The Fund’s performance was compared to a peer group of mutual funds and the Russell 2000 and  S&P 500 indices. The Board noted the Fund’s 2009 performance was below the peer group average and both indices primarily because  the Fund was substantially under invested for year because of a lack of acceptable investment ideas and Adviser’s risk adverse approach. The Board concluded  that the Fund’s long term performance was acceptable.

Reasonableness of Fees. The Board reviewed data comparing the Fund’s expense ratio to the peer group. The Board noted that the Fund’s expense ratio was approximately the same as the peer group’s average and that Adviser continues to cap expenses at 1.49% of average net assets and reimburse the Fund as necessary. The Board compared the advisory fee charged to the Fund with the advisory fee charged by the peer group and to the private account which it deemed reasonable given the many administrative, compliance and marketing services provided to the Fund which are not provided to the private account. Based on these factors and the labor intensive nature of small/micro cap research, the Board concluded the fees charged to the Fund are fair and reasonable.

Profitablity & Other Benefits to Adviser. The Board considered the Fund’s income and expenses and the profitability of the Fund to Adviser. The Board reviewed the Adviser’s 2009 financial statement and concluded that Adviser’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large Fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2010	June 30, 2010	January 1,2010 to June 30,2010

Actual	$1,000.00	$1,052.06	$7.58
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.41	$7.45

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 3, 2010